                        SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement

[   ]  Confidential, for Use of Commission Only (as permitted by
       Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                              DK INDUSTRIES, INC.
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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       (Name of Person(s) Filing Proxy Statement if other than Registrant

Payment of Filing Fee (Check the appropriate box):

[   ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
       or Item 22(a)(2) of Schedule 14A

[   ]  $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3).

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11,

       1)  Title of each class of securities to which transaction applies:

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       2)  Aggregate number of securities to which transaction applies:

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       3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           -----------------------------------------------------------------

       4)  Proposed maximum aggregate value of transaction:

           -----------------------------------------------------------------

       5)  Total fee paid:

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[ X ]  Fee paid previously with preliminary materials

[   ]  Check box if any part of the fee is offset as provided by E Exchange act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

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       2)  Form, Schedule or Registration Statement No.:

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       3)  Filing Party:

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       4)  Date Filed:

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

                              DK INDUSTRIES, INC.
                         1580 Lincoln Street, Suite 900
                            Denver, Colorado  80203
                                 (303) 863-1869

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD November 14, 1996

To Our Shareholders:

  A Special Meeting (the "Meeting") of Shareholders of DK Industries, Inc. (the "Company"), a Colorado corporation, will be held at 8:00 a.m. (local time) on Thursday, November 14, 1996 at The Forum Room, Norwest Bank Building, 1740 Broadway, Denver, Colorado, for the following purposes:

  1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the name of the Company to GDC Group, Inc.

  2. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to (i) increase the number of authorized shares of common stock from 30,000,000 to 70,000,000, and (ii) increase the number of authorized shares of preferred stock from 10,000,000 to 20,000,000.

  3. To consider and vote upon a proposal to ratify the adoption of a Stock Option Plan and certain options granted thereunder.

  4. To consider and vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

  Shareholders of record at the close of business on September 27, 1996 are entitled to notice of and to vote at the Meeting.

  The Board of Directors of the Company extends a cordial invitation to all shareholders to attend the Meeting in person. Whether or not you plan to attend the Meeting, please fill in, date, sign, and mail the enclosed proxy in the return envelope as promptly as possible. Your proxy may be revoked at any time prior to the Meeting. The prompt return of your completed proxy will assist the Company in obtaining a quorum of shareholders for the Meeting, but will not affect your ability to change your vote by subsequent proxy or by attending the Meeting and voting in person. If you are unable to attend, your written proxy will assure that your vote is counted.

                                      By Order of the Board of Directors

                                      Harry C. Conger,
                                      Chief Executive Officer

Denver, Colorado
October 1, 1996

                              DK INDUSTRIES, INC.

                         1580 Lincoln Street, Suite 900
                            Denver, Colorado  80203
                                 (303) 863-1869

                                PROXY STATEMENT

                        Special Meeting of Shareholders
                              November 14, 1996

     This Proxy Statement is furnished to the shareholders of DK Industries, Inc. (the "Company"), a Colorado corporation, in connection with the solicitation by and on behalf of the Company's Board of Directors (collectively, the "Board") of proxies to be voted at the Special Meeting (collectively, the "Meeting") of shareholders (individually a "Shareholder" and collectively, the "Shareholders") of the Company. The Meeting will be held on November 14, 1996 at 8:00 a.m. (local time) at The Forum Room, Norwest Bank Building, 1740 Broadway, Denver, Colorado, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

     Solicitation expenses will be paid by the Company. In addition to solicitation by mail, directors, officers and other employees of the Company may, without additional compensation, solicit proxies by mail, in person or by telecommunication.

     All proxies that are properly executed and received prior to the Meeting will be voted at the Meeting. If a Shareholder specifies how the proxy is to be voted on any business to come before the Meeting, it will be voted in accordance with such specification. If a Shareholder does not specify how to vote the proxy, it will be voted FOR each matter scheduled to come before the Meeting and in the proxy holders' discretion on such other business as may properly come before the Meeting. Any proxy may be revoked by a Shareholder at any time before it is actually voted at the Meeting by delivering written notification to the Secretary of the Company, by delivering another valid proxy bearing a later date or by attending the Meeting and voting in person.

     This Proxy Statement and the accompanying proxy are first being sent to Shareholders on or about October 2, 1996. The Company will bear the cost of preparing, assembling, and mailing the notice, Proxy Statement and form of proxy for the Meeting.


                               VOTING SECURITIES

     All voting rights are vested exclusively in the holders of the Company's common stock, $.02 par value (collectively, the "Common Stock"), with each share entitled to one vote. Only Shareholders of record at the close of business on September 27, 1996 are entitled to notice of and to vote at the Meeting or any adjournment. At the close of business on September 27, 1996, there were 2,374,104 shares of Common Stock issued and outstanding. A minimum of one-third of the shares of Common Stock issued and outstanding must be represented at the Meeting, in person or by proxy, in order to constitute a quorum. Cumulative voting is not allowed for any purpose. The affirmative vote of the holders of the majority of the shares of Common Stock represented at the Meeting in person or by proxy will be necessary to ratify the adoption of the Company's Stock Option Plan and certain options granted thereunder. The affirmative vote of the holders of the majority of the shares of Common Stock issued and outstanding and entitled to vote thereon will be necessary to amend the Company's Articles of Incorporation to change the Company's name and to increase the number of shares of authorized common stock and preferred stock.

     An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on any particular proposal, abstentions will be treated as shares present and entitled to vote and, for purposes of determining the outcome of the vote on any such proposal, shall have the same effect as a vote against the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" on a particular proposal will not be treated as shares present and entitled to vote on the proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth information, as of September 27, 1996, with respect to beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, by each director of the Company, by each executive officer and by all officers and directors of the Company as a group. Unless otherwise noted, each Shareholder has sole investment and voting power over the shares owned.


NAME & ADDRESS OF                    AMOUNT & NATURE       PERCENT OF
BENEFICIAL OWNER                 OF BENEFICIAL OWNERSHIP      CLASS
---------------------------------------------------------------------
Kathleen Elnaggar                      981,045/(1)/           41.3%
822 Neosho Avenue                       of record
Baton Rouge, Louisiana  70802
---------------------------------------------------------------------
Elnaggar Family Trust/(2)/             485,298/(2)/           20.4
822 Neosho Avenue                       of record
Baton Rouge, Louisiana  70802
---------------------------------------------------------------------
Tarek Elnaggar                         175,990/(3)/            7.4
822 Neosho Avenue                       of record
Baton Rouge, Louisiana  70802
---------------------------------------------------------------------
Harry C. Conger                        231,387/(4)/            9.3
822 Neosho Avenue                of record and beneficial
Baton Rouge, Louisiana  70802
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James W. Muzzy                         175,000/(4)/            7.1
1580 Lincoln Street              of record and beneficial
Suite 900
Denver, Colorado  80203
---------------------------------------------------------------------
B. James Porter                         66,667/(5)/            2.7
822 Neosho Avenue
Baton Rouge, Louisiana  70802
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Donald L. Murphy, Jr.                      0                    --
822 Neosho Avenue
Baton Rouge, Louisiana  70802
---------------------------------------------------------------------

Directors and Officers               1,939,397/(4)(5)(6)/        75.3
as a Group
---------------------------------------------------------------------

/(1)/ Excludes an indeterminate number of shares to be issued to Mrs. Elnaggar in connection with the anticipated acquisition by the Company of 3E Corporation of Louisiana ("3E"), a corporation owned by Mrs. Elnaggar. The Company has agreed to purchase 100% of the issued and outstanding shares of common stock of 3E from Mrs. Elnaggar in exchange for the issuance by the Company of that number of shares of the Company's common stock that will have an aggregate value of $600,000 on the date that the acquisition is closed. Also excludes 485,298 shares owned of record by the Elnaggar Family Trust, of which Mrs. Elnaggar is the sole trustee. See note (2), below.

/(2)/ The Elnaggar Family Trust (the "Trust") is the record owner of these shares and was created under a Judgment of Possession dated October 4, 1994, pursuant to the will of Hameed Elnaggar. The sole trustee and usufructory

      (life tenant) of the Trust is Kathleen Elnaggar. Mrs. Elnaggar possesses all voting and dispositive power with respect to the shares owned by the Trust and, therefore, may be deemed to be the beneficial owner of those shares. The beneficiaries of the Trust are Tarek Elnaggar, Sharif Joseph Elnaggar, and Jeanne Marie Elnaggar. The beneficiaries may be deemed to be the beneficial owners of the shares owned by the Trust.

/(3)/ Excludes 485,298 shares owned of record by the Elnaggar Family Trust, of which Mr. Elnaggar is one of the beneficiaries. See Note (2) above. Mr. Elnaggar is the stepson of Kathleen Elnaggar.

/(4)/ Includes, with respect to each of Messrs. Conger and Muzzy, an option to acquire 100,000 shares upon the exercise of a stock option granted on June 25, 1996.

/(5)/ Consists of 66,667 shares that may be acquired upon the exercise of certain options granted to Mr. Porter.

/(6)/ Includes 485,298 shares owned of record by the Elnaggar Family Trust. See note (2), above.

      Management anticipates that insiders and their affiliates owning an aggregate of approximately 71 percent of the outstanding shares of Common Stock will vote in favor of each of the proposals to be submitted at the Meeting.

                               CHANGE IN CONTROL

      Effective as of May 31, 1996, the Company's wholly-owned subsidiary, DK Acquisition Corp., consummated a merger (the "Merger") with and into GDC Holdings Corporation, a Louisiana corporation ("GDCH"). Under the terms of the Merger, GDCH became a wholly-owned subsidiary of the Company and the shareholders and option holders of GDCH (Kathleen Elnagger, the Elnaggar Family Trust, Tarek Elnaggar, Harry C. Conger, James W. Muzzy and B. James Porter) acquired an aggregate of 1,739,397 shares and options to acquire shares of the Common Stock, constituting approximately 71.3% of the outstanding shares of the Common Stock of the Company on a fully diluted basis. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" above for a more detailed discussion of Common Stock ownership by the former GDCH shareholders.

      In addition, in connection with the Merger, all of the then-current members of the board of directors of the Company resigned as of June 25, 1996 and the following persons designated by GDCH became members of the board of directors of the Company: Mrs. Kathleen Elnagger, Mr. Harry C. Conger, Mr. James
W. Muzzy and Mr. B. James Porter. Prior to these new board members taking office, an Information Statement containing information regarding the change in control and the new board members was filed with the Securities and Exchange Commission and distributed to the shareholders of the Company.

      Prior to the change of control described above, Dr. Kenneth A. Larsen and his wife, Eileen M. Larsen, effectively controlled the Company, owning 34.2% of the Common Stock and serving as two of the three directors of the Company.


                  PROPOSAL TO AMEND ARTICLES OF INCORPORATION
                       TO CHANGE THE NAME OF THE COMPANY

      On June 25, 1996, the Company's Board of Directors unanimously adopted a resolution recommending to Shareholders that Article I of the Company's Articles of Incorporation be amended to change the name of the Company from DK Industries, Inc. to "GDC Group, Inc.".

      Pursuant to a corporate reorganization effected on May 31, 1996, the Company acquired the business of GDC Holdings Corporation, a Louisiana corporation which is in the business of owning and operating a group of companies engaged in the business of environmental consulting and remediation. As a result of this reorganization, the business of the Company has now changed and the Company's current name bears no relationship to that business. The name "GDC

Group, Inc.", however, better reflects the Company's business and the Company believes the change of name will increase awareness of the Company's identity and its services.

     The cost of the name change will not be significant because it will require few physical changes. Outstanding stock certificates will not have to be exchanged, and because the Company will conduct substantially all of its operations through subsidiaries, it does not have a substantial investment in supplies with its name on them. The name change will entail various filings in those states where the Company owns or leases property, as well as notification of the Company's suppliers, creditors, banks and business associates.

     The Board recommends that Shareholders vote FOR the proposed Amendment to the Articles of Incorporation to change the Company's name. The affirmative vote of a majority of the issued and outstanding shares of the Company's Common Stock entitled to vote thereon is necessary for the approval of the proposed Amendment to the Articles of Incorporation to change the Company's name.

     The shares of Common Stock represented by Proxies in the accompanying form will be voted "FOR" the approval of the amendment to the Company's Articles of Incorporation to change the Company's name unless a contrary direction is indicated.


                  PROPOSAL TO AMEND ARTICLES OF INCORPORATION
               TO INCREASE AUTHORIZED COMMON AND PREFERRED STOCK

     On June 25, 1996, the Company's Board unanimously approved a resolution to place before the Shareholders a vote to amend the Company's Articles of Incorporation (i) to increase the number of authorized shares of the Company's Common Stock from 30,000,000, the number of shares currently authorized, to 70,000,000, and (ii) to increase the number of authorized shares of the Company's $.10 par value preferred stock (the "Preferred Stock") from 10,000,000, the number of shares of Preferred Stock currently authorized, to 20,000,000. For the reasons described below, the Company's Board believes adoption of the proposed amendment is essential for the Company to have the ability to structure financings for possible future acquisitions and to meet the Company's other financing needs.

     The Company believes that if the proposal to increase the authorized Common Stock to 70,000,000 shares and the authorized Preferred Stock to 20,000,000 is not approved, the Company's ability to enhance its growth opportunities through additional acquisition and financing transactions or participation in other types of future transactions will be severely hampered.

     As of September 27, 1996, 2,374,104 shares of the Company's Common Stock were outstanding and 2,000,000 shares have been reserved for issuance upon exercise of options under the Company's Stock Option Plan. No shares of the Company's Preferred Stock have been issued to date. In order to provide for capital which may be required for purchases of additional interests in other entities, equity financings, mergers, and acquisitions, which capital might not be available if there were an insufficient number of shares of authorized Common Stock or Preferred Stock of the Company, the Board deems that it is appropriate to increase the number of authorized shares of both the Common Stock and the Preferred Stock.

     The Board of Directors of the Company, without action by the stockholders, is authorized to issue the shares of Preferred Stock in one or more series and, within certain limitations, to determine the voting rights (including the right to vote as a series on particular matters), preferences as to dividends and in liquidation, conversion, redemption and other rights of each such series. The Board of Directors could issue a series with rights more favorable with respect to dividends, liquidation and voting than those held by the holders of any class of Common Stock. The Board will make such determinations regarding the Preferred Stock without further shareholder authorization unless, in the Company's opinion, such approval is required or advisable.

     The authority of the Board to issue the Preferred Stock could have the effect of discouraging attempts to obtain control of the Company by means of merger, tender offer, proxy contests or otherwise or could delay and make more costly any such attempt. The voting and conversion rights provided to such shares could adversely affect the voting power of the holders of Common Stock.

     The Board believes that a substantial degree of flexibility should be available to the Company in structuring financing transactions for funding its development as well as for possible acquisitions using stock or cash.

     Because the Company could issue a significant number of shares in connection with future financings or acquisitions, it is possible that a change of control of the Company could occur. However, management believes that most of the shares sold in any financing would be sold to a number of different purchasers which would mean that such purchasers would have to act in concert in order to effect a change in control. There are at present no specific understandings, arrangements or agreements with respect to any future acquisitions or other transactions which would require the Company to issue any new shares of its Common Stock or Preferred Stock to be created by the proposed amendment to the Articles of Incorporation.

     If the proposal to increase the authorized number of shares of Common Stock and Preferred Stock is approved, the Company does not intend to seek further authorization from its Shareholders to issue shares of authorized but unissued Common Stock or Preferred Stock unless, in the Company's opinion, such approval is required or advisable. It is possible that such an issuance of authorized but unissued shares could cause a change in control of the Company without shareholder approval first being sought. No holder of the Company's Common Stock or Preferred Stock has any preemptive or similar right to acquire or subscribe for additional unissued or treasury shares of the Company's Common Stock or Preferred Stock, or any other securities of any class, or rights, warrants or options to purchase Common Stock or Preferred Stock.

     The Board recommends that Shareholders vote FOR the proposed Amendment to the Articles of Incorporation to increase the authorized shares of Common Stock and Preferred Stock. The affirmative vote of a majority of the issued and outstanding shares of the Company's Common Stock entitled to vote thereon is necessary for the approval of the proposed Amendment to the Articles of Incorporation to increase the authorized shares of Common Stock and Preferred Stock.

     The shares of Common Stock represented by Proxies in the accompanying form will be voted "FOR" the approval of the amendment to the Company's Articles of Incorporation to increase the authorized Common Stock and Preferred Stock unless a contrary direction is indicated.


               PROPOSAL TO RATIFY THE COMPANY'S STOCK OPTION PLAN
                 AND RATIFY CERTAIN OPTIONS GRANTED THEREUNDER

     On June 25, 1996 the Company's Board unanimously approved the adoption of the DK Industries, Inc. 1996 Stock Option Plan (the "Plan") and directed that the Plan be submitted to the shareholders of the Company for ratification. Also on June 25, 1996, the Board granted certain stock options under the Plan (as described below) and directed that such options be submitted to the shareholders of the Company for ratification.

     The Plan was adopted by the Company effective June 25, 1996 and, unless terminated at such earlier time as may be determined by the Board, terminates at midnight on June 25, 2006, except as to options previously granted and outstanding under the Plan at that time. The purposes of the Plan are to provide the employees, consultants and directors of the Company selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value, so that the income of the employees, consultants and directors is more closely aligned with the income of the Company's stockholders. The Plan also is designed to attract employees, consultants and directors and to retain and motivate such persons by providing an opportunity for investment in the Company.

Description of the Plan

     The Plan authorizes 2,000,000 shares of the Common Stock for issuance under the Plan. The Plan is administered by the "Stock Option Committee," which is defined as the Board of Directors of the Company. The Plan is intended to qualify for the exemption from Section 16(b) "short-swing" profit liability under the Securities and Exchange Act of 1934 afforded by Rule 16b-3 through board of director approval of all option grants under the Plan. "Eligible Participants" under the Plan are all employees (including without limitation, all officers), directors and consultants of the Company and any corporation or other entity that is affiliated with the Company through stock ownership or otherwise and is treated as a common employer under Sections 414(b) and (c) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). Except where the context otherwise requires, all references in this section to "the Company" include the affiliated entities described in the preceding sentence. In accordance with the provisions of the Plan, the Stock Option Committee will, in its sole discretion, select the Eligible Participants to whom options will be granted, the type of each option (i.e., a Non-Statutory Option or an Incentive Stock Option as described below), the form of each option, the amount of each option and any other terms and conditions of each option as the Stock Option Committee may deem necessary or desirable and consistent with the terms of the Plan. Currently there are approximately 60 individuals who qualify as Eligible Participants under the Plan.

     Options granted under the Plan may be either Non-Statutory Options or Incentive Stock Options; however, options granted to Eligible Participants who are not employees of the Company must be Non-Statutory Options. Non-Statutory Options are options designated as such and granted under the Plan in accordance with the requirements of Code Section 83. Incentive Stock Options are options designated as such and granted under the Plan in accordance with the requirements of Code Section 422. With respect to an Incentive Stock Option, in no event will the option price be less than the fair market value of the stock granted thereunder, as determined under Code Section 422 and the regulations thereunder, on the date the option is granted. In addition, the option price for an Incentive Stock Option granted to an Eligible Participant who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company must be at least 110% of the fair market value of the stock, as determined under Code Section 422 and the regulations thereunder, on the date the option is granted. The option price for Non-Statutory Options is at the discretion of the Stock Option Committee. The aggregate fair market value of the shares with respect to which Incentive Stock Options are exercisable for the first time by an option holder in any calendar year, under the Plan or otherwise, may not exceed $100,000. For this purpose, fair market value is determined at the time an Incentive Stock Option is granted. The option period must expire, in all cases, not more than 10 years from the date an option is granted; provided, however, that the option period of an Incentive Stock Option granted to an Eligible Participant who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company must expire not more than five years from the date of grant. An option generally must be exercised by the holder (or his or her legal representative) within three months of the termination of the holder's employment with the Company (or within 12 months of the holder's death or disability). All options granted under the Plan are non-transferrable otherwise than by will or the laws of descent and distribution and are exercisable only by the option holder (or, in the event of the option holder's death or incapacity, by the option holder's legal representative). At the time of exercise, the option holder must pay to the Company the full purchase price of the shares in cash and/or by delivery to the Company of certificates representing the number of shares of Common Stock then owned by the option holder, the fair value of which equals the purchase price of the shares pursuant to the option.

     The Plan may be amended or modified by the Company's Board; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval otherwise is necessary or desirable.

     The discussion herein sets forth all material terms of the Plan. A copy of the Plan may be viewed at the Company's office at 1580 Lincoln Street, Suite 900, Denver, Colorado 80203 during normal business hours and may be obtained upon written request to the Secretary of the Company at 1580 Lincoln Street, Suite 900, Denver, Colorado 80203. Any such written request must be accompanied by a check in the amount of $1.00 payable to DK Industries, Inc. to cover copying, handling and mailing expenses.

Federal Income Tax Consequences

     The federal income tax consequences of exercising a stock option will depend upon whether the option is an Incentive Stock Option or a Non-Statutory Option. If the option is an Incentive Stock Option, the optionee will not be deemed to receive any income at the time the option is granted or exercised, although the exercise may give rise to alternative minimum tax liability for the optionee. If the optionee does not dispose of shares acquired on exercise of an Incentive Stock Option within the two-year period beginning the day after the day of grant of the option or within the one-year period beginning on the day after the day of the transfer of the shares to the optionee, the gain (if any) on a subsequent sale (i.e., the excess of the proceeds received over the option price) will be long term capital gain and any loss the optionee may sustain on such sale will be long term capital loss. If the optionee disposes of the shares within the two-year or one-year periods referred to above, the disposition is a "disqualifying disposition," and the optionee will generally recognize ordinary income taxable as compensation in the year of the disqualifying disposition to the extent of the excess of the fair market value of the shares on the date of exercise over the option price. The remaining gain, if any, will be long term or short term capital gain depending, generally, on whether the shares were held more than one year after the Incentive Stock Option was exercised. To the extent the optionee recognizes ordinary income with respect to a disqualifying disposition, the Company will be entitled to a corresponding deduction, subject to general rules relating to reasonableness of compensation.

     If the option is a Non-Statutory Option, the optionee generally will not recognize income upon the grant of the option, but will recognize compensation income on the exercise of the option equal to the excess of the fair market value of the stock acquired over the option price. To the extent the optionee recognizes compensation income upon the exercise of the option, the Company will be entitled to a corresponding deduction, subject to general rules relating to reasonableness of compensation, and will be subject to certain withholding requirements.

Options Granted under the Plan

     On June 25, 1996 the Board granted the following Incentive Stock Options under the Plan on the indicated terms and conditions, subject to shareholder ratification:


     1. Options granted to Harry C. Conger (the President and a director of the Company) to acquire 200,000 shares of the Common Stock at a purchase price of $1.00 per share. Fifty percent of these options (for 100,000 shares) became exercisable as of the grant date of June 25, 1996 and the remaining 50 percent (for another 100,000 shares) becomes exercisable on June 25, 1997. All the options expire on June 24, 2006.

     2. Options granted to James W. Muzzy (a Vice President, Secretary and a director of the Company) to acquire 200,000 shares of the Common Stock at a purchase price of $1.00 per share. Fifty percent of these options (for 100,000 shares) became exercisable as of the grant date of June 25, 1996 and the remaining fifty percent (for another 100,000 shares) become exercisable on June 25, 1997. All the options expire on June 24, 2006.

     The foregoing options are the only options that have been granted to date under the Plan. Neither of these options has been exercised. Current executive officers as a group (three persons) received 400,000 of the foregoing options. Current directors who are not executive officers as a group (two persons) received none of the foregoing options. No associates of any director or executive officer and no employee who is not an executive officer received any of such options.

     A vote in favor of ratification of the Plan also will be a vote in favor of ratification of the granted options. Shareholders not wishing to approve the grant of these options should vote against ratification of the Plan.

     The Board recommends that Shareholders vote "FOR" the proposed ratification of the Plan and the options granted thereunder. The affirmative vote of a majority of the shares of Common Stock represented at the Meeting in person or by proxy is necessary for the approval of the ratification of the Plan and the options granted thereunder.

     The shares of Common Stock represented by Proxies in the accompanying form will be voted "FOR" the approval of the ratification of to the Company's Plan and the options granted thereunder, unless a contrary direction is indicated.


                             SHAREHOLDER PROPOSALS

     Proposals by Shareholders of the Company to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company a reasonable amount of time prior to such meeting to be included in the Company's Proxy Statement and proxy for that meeting. The proponent must be a record or beneficial owner entitled to vote on his or her proposal at the next Annual Meeting and must continue to own such security entitling him or her to vote through that date on which the Meeting is held. The proponent must own 1% or more of the outstanding shares, or $1,000.00 in market value, of the Company's Common Stock and must have owned such shares for one year in order to present a shareholder proposal to the Company.

                                 OTHER MATTERS

     The Board knows of no other business to be presented at the Meeting of Shareholders. If other matters properly come before the Meeting, the persons named in the accompanying form of Proxy intend to vote on such other matters in accordance with their best judgment.


                                              By Order of the Board

October 1, 1996                               Harry C. Conger,
                                              Chairman of the Board

                              DK INDUSTRIES, INC.
                         1580 Lincoln Street, Suite 900
                               Denver, CO  80203

          This Proxy is Solicited on Behalf of the Board of Directors.

     The undersigned hereby appoints Harry C. Conger and James W. Muzzy as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of DK Industries, Inc. (the "Company") held of record by the undersigned on September 27, 1996, at the special meeting of shareholders to be held on November 14, 1996, or any adjournment thereof.

   The Board of Directors Recommends a vote "FOR" Item 1, Item 2 and Item 3.

Item 1 - PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO GDC GROUP, INC.

         [_]  For               [_]  Against             [_]  Abstain


Item 2 - PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK.

         [_]  For               [_]  Against             [_]  Abstain

Item 3 - PROPOSAL TO RATIFY THE ADOPTION OF A STOCK OPTION PLAN AND OPTIONS GRANTED THEREUNDER.

         [_]  For               [_]  Against             [_]  Abstain

         The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR Item 1, Item 2 and Item 3.

 PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
        -------------

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

                                      Please make, sign, date and return the
                                      proxy promptly, using the enclosed
                                      envelope.

                                      Date
                                          -------------------------------------

                                      Signature
                                               --------------------------------

                                      Signature if
                                      held jointly
                                                  -----------------------------

                                      Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.